UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant's telephone number, including area code)

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2015, PositiveID Corporation, a Delaware corporation (“PositiveID” or “Company”), entered into an agreement to acquire all of the outstanding capital stock of Thermomedics, Inc., a Nevada corporation (“Thermomedics”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) by and between PositiveID and Sanomedics Inc., a Delaware corporation (“Seller”), the shareholder of Thermomedics (collectively the “Acquisition”). On December 4, 2015, PositiveID entered into a First Amendment to the Stock Purchase Agreement (the “Amendment”).

PositiveID, the Seller and Thermomedics also entered into a Management Services and Control Agreement, dated December 4, 2015 (the “Control Agreement”), whereby PositiveID was appointed at the manager of Thermomedics.

First Amendment to SPA

Per the terms of the Amendment, as consideration at the time of closing of the Acquisition, PositiveID will pay the Seller Three Hundred Seventy Five Thousand Dollars ($375,000) (the “Aggregate Purchase Price”) in the form of Two Hundred Fifty Thousand Dollars ($250,000) in cash less PositiveID’s professional services expenses of Twenty Five Thousand Dollars ($25,000) (the “Cash Purchase Price”) and One Hundred Twenty Five Thousand Dollars ($125,000) in the form of 125 shares (the “Stock Purchase Price”) of Series J Convertible Preferred Stock (the “Preferred Stock”) of PositiveID, subject to adjustment of $50,000 for the Seller’s working capital deficit. In connection with the execution of the Amendment, the Control Agreement, the Thermomedics Security Agreement and Sanomedics Security Agreement (each as defined and described below), PositiveID advanced to the Seller a net payment of One Hundred And Seventy Five Thousand Dollars ($175,000) (the “Cash Purchase Price Payment”). The closing of the transaction contemplated by the Purchase Agreement, as amended, is expected to occur in the first or second quarter of 2016 pending the satisfaction by Seller of certain closing conditions.

Except as otherwise modified by the Amendment, the terms of the Purchase Agreement remain in effect and unchanged.

Control Agreement

Under the terms of the Control Agreement, as the manager, PositiveID will have the sole responsibility for all strategic, operational and financial decisions, will be fully responsible for the financial obligations of Thermomedics, and will be empowered to commit Thermomedics with full authority of Thermomedics’ officers and the Thermomedics Board. PositiveID will also benefit from any and all revenue generated by Thermomedics. As of the execution of the Amendment and the Control Agreement, the sole Thermomedics board members and officers are William J. Caragol, the Company’s Chairman and CEO and Allison F. Tomek, the Company’s Senior Vice President.

Further, under the Control Agreement, PositiveID agreed to advance (i) cash to Thermomedics or directly pay Thermomedics’ expenses on an as needed basis as determined by PositiveID in its role as manager and (ii) the Cash Purchase Price Payment (the “Advances”). All Advances accrue interest at a simple interest rate of 5% unless an “event of default” (as defined below) has occurred in which cash the interest rate is 18%, compounded daily.

Positive ID is not entitled to any compensation under the Control Agreement. However, in an event of default Seller and Thermomedics must pay PositiveID the amount of any cash Advances made, plus interest and a termination fee of $250,000. For purposes of the Control Agreement, an “event of default” means the failure of the transactions contemplated by the Purchase Agreement to close by February 15, 2016. In the event that such transactions close within 20 days of such date, an event of default will be deemed not to occur. Further, an event of default will not be considered to have occurred if the Seller has taken all necessary steps under the Purchase Agreement to close and PositiveID elects not to close such transactions.

Security Agreements with Seller and Thermomedics

Under the terms of the Control Agreement and in connection with the Advances made by PositiveID to the Seller and Thermomedics: (1) Thermomedics and PositiveID entered into a Security Agreement pursuant to which Thermomedics granted PositiveID a first priority security interest in all of the assets of Thermomedics (the “Thermomedics Security Agreement”) and (2) the Seller and PositiveID entered into a Security Agreement pursuant to which the Seller agreed to grant a first priority security interest in all of the shares of Thermomedics that the Seller owns and that represent full ownership of Thermomedics (the “Sanomedics Security Agreement”).

The foregoing description of the terms of the Amendment, the Control Agreement, the Thermomedics Security Agreement, and the Sanomedics Security Agreement do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements forms of which are filed as exhibits 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The shares to be issued by PositiveID to Sanomedics under the Purchase Agreement, as amended by the Amendment will be issued in a private placement in reliance upon the exemption from the registration requirements under Section 4(2) of the Securities Act, as amended, and the rules promulgated by the Securities and Exchange Commission thereunder. The information disclosed under Item 1.01 is incorporated into this Item 3.02 in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2015, PositiveID, in accordance with Section 151(g) of the Delaware General Corporation Law, filed a Certificate of Designations of Preferences, Rights and Limitations of Series J Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware.

A copy of the Certificate of Designations is attached as Exhibit 4.1 to this Current Report on Form 8-K. The description of certain terms of the Certificate of Designations set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Certificate of Designations. The information disclosed under Item 1.01 is incorporated into this Item 5.03 in its entirety.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Certificate of Designations of Preferences, Rights and Limitations of Series J Convertible Preferred Stock
10.1	Stock Purchase Agreement, dated October 21, 2015, by and between PositiveID Corporation and Sanomedics Inc., filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 21, 2015
10.2	First Amendment to Stock Purchase Agreement, dated December 4, 2015, by and between PositiveID Corporation and Sanomedics Inc.
10.3	Management Services and Control Agreement, dated December 4, 2015, by and between PositiveID Corporation and Sanomedics Inc.
10.4	Security Agreement, dated December 4, 2015, by and between PositiveID Corporation and Thermomedics Inc.
10.5	Security Agreement, dated December 4, 2015, by and between PositiveID Corporation and Sanomedics Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: December 7, 2015	By: /s/ William J. Caragol
Name: William J. Caragol
Title: Chief Executive Officer